CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the headings "Financial Highlights" and  “Independent Registered Public Accounting Firm” in this Registration Statement on Form N-1A.

PricewaterhouseCoopers LLP

Philadelphia, PA
June 2, 2009